AMENDMENT NO. 3 TO AMENDED AND RESTATED
                REDUCING REVOLVING LOAN AGREEMENT


       This Amendment No. 3 to Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") dated as of
October 26, 1999 is entered into with reference to the Amended and Restated Reducing Revolving Loan Agreement dated as of
May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais
Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (as heretofore amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

       Borrower and the Administrative Agent, acting with the consent of the Requisite Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:

       1. Section 6.5. Section 6.5 of the Loan Agreement is amended by revising Subsection (d) to read as follows:

            and (d) Distributions in the form of
            repurchases of Common Stock for which the aggregate purchase price does not exceed either (i) $100,000,000 or (ii) when aggregated with all other Basket
            Expenditures made since the Closing Date, the Aggregate Basket; provided no Default or Event of Default then exists or would result therefrom;

       2. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

                 (a) Counterparts of this Amendment executed by all parties hereto;

                 (b)  Written consent of each of the Significant
       Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

                 (c) Written consent of the Requisite Banks as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

       3. Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

       4. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

       IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION



By: NEIL A. CIARFALIA
        Neil A. Ciarfalia
          Treasurer
     [Printed Name and Title]

BANK OF AMERICA, N.A.,
(formerly known as "Bank of America National Trust and Savings
Association"),
as Administrative Agent


By: JANICE HAMMOND
       Janice Hammond
       Vice President

                    Exhibit A to Amendment

               CONSENT OF SUBSIDIARY GUARANTORS

          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais
Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (as heretofore amended, the "Loan Agreement").

          Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 3 to the Loan Agreement.

          Each of the undersigned represents and warrants to the Administrative Agent and the Banks that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated: October 26, 1999


HOTEL RAMADA OF NEVADA

By: ROBERT HADDOCK
        Robert M. Haddock
 Title: Vice President & Treasurer



AZTAR DEVELOPMENT CORPORATION

By: NEIL A. CIARFALIA
        Neil A. Ciarfalia
 Title: Treasurer



AZTAR INDIANA GAMING CORPORATION

By: ROBERT HADDOCK
       Robert M. Haddock
Title: Vice President & Treasurer



AZTAR MISSOURI GAMING CORPORATION

By: ROBERT HADDOCK
        Robert M. Haddock
Title:  Vice President & Treasurer


RAMADA NEW JERSEY, INC.

By: NEIL A. CIARFALIA
        Neil A. Ciarfalia
 Title: Treasurer


ATLANTIC-DEAUVILLE INC.

By: NEIL A. CIARFALIA
        Neil A. Ciarfalia
 Title: Treasurer


ADAMAR GARAGE CORPORATION

By: NEIL A. CIARFALIA
        Neil A. Ciarfalia
 Title: Treasurer



RAMADA NEW JERSEY HOLDINGS CORPORATION

By: NEIL A. CIARFALIA
        Neil A. Ciarfalia
 Title: Treasurer



MANCHESTER MALL, INC.

By: NEIL A. CIARFALIA
        Neil A. Ciarfalia
 Title: Treasurer



RAMADA EXPRESS, INC.

By: ROBERT HADDOCK
       Robert M. Haddock
Title: Vice President & Treasurer



ADAMAR OF NEW JERSEY, INC.

By: NEIL A. CIARFALIA
        Neil A. Ciarfalia
 Title: Treasurer

                    Exhibit B to Amendment

                        CONSENT OF BANK

          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais
Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (as heretofore amended, the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.


          Date: October 19, 1999


Bank of America, N.A.
[Name of Institution]

By SCOTT FABER

     Scott Faber - Principal
       [Printed Name and Title]


          Date: October 22, 1999


Bank of America, N.A.
[Name of Institution]

By EDWARD A. HAMILTON
          Edward A. Hamilton
          Managing Director
       [Printed Name and Title]


          Date: October 8, 1999

ABN AMRO BANK
[Name of Institution]

By CORINNA FONG    JEFFERY A. FRENCH
   Corinna Fong    Jeffery A. French
 Credit Officer  Senior Vice President
       [Printed Name and Title]




          Date: October 22, 1999


Bankers Trust Company
[Name of Institution]

By STEVEN P LAPHAM
     Steven P. Lapham
     Director
  [Printed Name and Title]


          Date: October 20, 1999


Credit Lyonnais Los Angeles Branch
[Name of Institution]

By DIANNE M. SCOTT
         Dianne M. Scott
     First Vice President and Manager
       [Printed Name and Title]


          Date: October 21, 1999


Imperial Bank
[Name of Institution]

By STEVEN K. JOHNSON
    Steven K. Johnson

       [Printed Name and Title]


          Date: October 22, 1999


PNC Bank, National Association
[Name of Institution]

By GARY W. WESSELS
      Gary W. Wessels
      Vice President
       [Printed Name and Title]


          Date: October 26, 1999


Societe Generale
[Name of Institution]

By JANE VAN BRUSSEL
       Jane Van Brussel
       Vice President
       [Printed Name and Title]